UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2192

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	05/31

Date of reporting period:	05/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

The Dreyfus Premier
Third Century
Fund, Inc.

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Premier
Third Century Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for The Dreyfus Premier Third Century Fund, Inc. covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, L. Emerson Tuttle and Paul Hilton.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest in new projects and equipment. One result of the economic rebound has been higher overall earnings for many U.S. companies.

Despite better business conditions, the U.S. equity market has remained volatile amid concerns regarding the war on terrorism,instability in Iraq, higher energy prices and the possibility that the Federal Reserve Board may soon begin to raise short-term interest rates. Indeed, we believe that recent market volatility has served as a reminder of the importance of selectivity and diversification when investing in equities. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Paul Hilton, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2004, the fund produced total returns of 15.94% for Class A shares, 14.89% for Class B shares, 15.04% for Class C shares, 16.14% for Class R shares, 15.70% for Class T shares and 16.23% for Class Z shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 18.32% for the same period.2

We attribute the market’s overall performance to an improving economy and a rallying stock market during parts of the reporting period. However, the fund’s returns modestly trailed the S&P 500 Index, primarily due to its limited exposure to some of the market’s better-performing areas, including the energy and financial services sectors and poor stock selection in the technology sector.

What is the fund’s investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund’s performance?

When the reporting period began, the stock market was in the midst of a strong rally in the wake of a three-year bear market. As investors became more optimistic about the prospects of the U.S. economy, they shifted their attention from relatively speculative, low-quality stocks toward higher-quality stocks that exhibited stronger earnings poten-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tial. In this environment, many of the fund’s holdings gained value, helping to drive its performance during the reporting period.

Health care stocks represented the largest positive contributor to the fund’s overall return during the reporting period. Because we focused mainly on health care equipment companies, medical device manufacturers and smaller pharmaceutical firms, the fund achieved higher returns than the S&P 500 Index in the health care sector. Some of the reporting period’s top performers in the health care sector included Boston Scientific, Zimmer Holdings and Varian Medical Systems.

Consumer discretionary stocks, which we have favored for some time now,also helped fuel the fund’s performance during the reporting period. However, we shifted away from our earlier focus on luxury goods providers and discount retailers, because we grew more concerned about the potential impact of higher interest rates and greater inflationary pressures on consumer spending. Instead, we emphasized retailers that we believe have demonstrated their ability to gain market share in the current environment. For example, office supplies retailer Staples derives a significant portion of its revenues from corporate spending, and its earnings have benefited from generally improved business conditions.

On the other hand, the fund’s growth stance limited its exposure to more value-oriented industries such as energy, large banks and brokerage firms. Because the fund did not participate to as large a degree as the benchmark in these sectors’ gains, its returns for the reporting period lagged the S&P 500 Index.

What is the fund’s current strategy?

As of the end of the reporting period, we have shifted the fund’s emphasis further toward growth stocks, primarily because we believe that growth companies generally have better chances of achieving higher earnings growth during the next phase of the economic cycle. Accordingly, we recently reduced the fund’s exposure to large financial services firms, and we redeployed those assets to a number of stocks in the technology, health care and consumer discretionary sectors. In our view, these are prudent strategies as investors adjust to the next phase of the economic cycle.

Can you highlight some of the fund’s socially responsible investing activities?

The issue of climate change has emerged as one of the most important environmental concerns facing our planet today. A growing scientific consensus suggests that greenhouse gas (GHG) emissions tied to human activity, such as carbon dioxide emissions, may result in increasing average global temperatures and extreme weather events.

A recent initiative, called the Carbon Disclosure Project (CDP), asked the 500 largest international companies to disclose steps they have taken to respond to the business risks associated with climate change. Business risks include new regulations, litigation, damage to physical assets and higher insurance premiums. As a response to these risks, proactive companies acknowledge climate change as an important issue, develop a formal response strategy, track GHG emissions and set formal GHG reduction targets.

The CDP is sponsored by 95 institutional investors whose combined assets under management are in excess of $10 trillion U.S. dollars.The Dreyfus Premier Third Century Fund, Inc. is one of the participating signatories.

We are pleased to report that many of the fund’s current holdings have responded to the CDP information request, including Intel, Dell, Citigroup, Boston Scientific, Zimmer Holdings, Procter & Gamble, Johnson & Johnson and Pfizer.We intend to continue to monitor the responses of our portfolio companies to this important issue and call for improved disclosure and management of climate-change risk. For more information on the Carbon Disclosure Project, please visit www.cdproject.net.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class Z shares of The Dreyfus Premier Third Century Fund, Inc. on 5/31/94 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the "Index") on that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class Class C, Class R and Class T shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of Class Z shares.The Dreyfus Premier Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Premier Third Century Fund, Inc. Further information relating fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares		16.23%	(5.58)%	8.04%
Class A shares
with maximum sales charge (5.75%)	8/31/99	9.23%	—	—	(8.16)%
without sales charge	8/31/99	15.94%	—	—	(7.01)%
Class B shares
with applicable redemption charge †	8/31/99	10.89%	—	—	(8.07)%
without redemption	8/31/99	14.89%	—	—	(7.74)%
Class C shares
with applicable redemption charge	8/31/99	14.04%	—	—	(7.73)%
without redemption	8/31/99	15.04%	—	—	(7.73)%
Class R shares	8/31/99	16.14%	—	—	(6.69)%
Class T shares
with maximum sales charge (4.5%)	8/31/99	10.41%	—	—	(8.35)%
without sales charge	8/31/99	15.70%	—	—	(7.46)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

STATEMENT OF INVESTMENTS
May 31, 2004

Common Stocks—98.1%	Shares	Value ($)

Consumer Discretionary—14.7%
Coach	202,500 [a]	8,831,025
Home Depot	166,500	5,980,680
Marriott International, Cl. A	249,500	12,307,835
Staples	398,000	10,976,840
TJX Cos.	315,000	7,846,650
Target	265,000	11,845,500
Tiffany & Co.	118,000	4,173,660
Viacom, Cl. B	200,000	7,378,000
Walt Disney	387,500	9,094,625
		78,434,815
Consumer Staples—7.7%
Estee Lauder Companies, Cl. A	171,500	7,852,985
PepsiCo	248,500	13,262,445
Procter & Gamble	82,500	8,895,150
Walgreen	314,000	10,993,140
		41,003,720
Energy—1.4%
Anadarko Petroleum	136,500	7,441,980
Financial—10.3%
American Express	210,000	10,647,000
American International Group	124,500	9,125,850
Axis Capital Holdings	191,950	5,365,003
Citigroup	215,000	9,982,450
Franklin Resources	142,000	7,139,760
Goldman Sachs Group	69,000	6,479,790
Radian Group	144,000	6,624,000
		55,363,853
Health Care—26.0%
Alcon	95,000	7,453,700
Amgen	200,000 [a]	10,940,000
Boston Scientific	267,000 [a]	11,828,100
Celgene	94,000 [a]	5,358,000
Fisher Scientific International	148,000 [a,b]	8,496,680

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Forest Laboratories	199,000 [a]	12,614,610
Johnson & Johnson	253,000	14,094,630
Medtronic	289,000	13,843,100
Pfizer	734,000	25,939,560
Stryker	102,000	5,186,700
Varian Medical Systems	76,500 [a]	6,341,850
WellPoint Health Networks	92,000 [a]	10,261,680
Zimmer Holdings	82,500 [a]	7,041,375
		139,399,985
Industrial—10.1%
Avery Dennison	141,000	8,324,640
Danaher	291,000	13,685,730
Dover	238,000	9,272,480
Illinois Tool Works	57,500	5,168,100
Tyco International	575,000	17,704,250
		54,155,200
Information Technology—27.9%
Analog Devices	219,000	10,763,850
Cisco Systems	1,016,000 [a]	22,504,400
Cognizant Technology Solutions	119,000 [a]	5,502,560
Dell	463,500 [a]	16,305,930
EMC	853,000 [a]	9,587,720
Fairchild Semiconductor	277,500 [a]	5,472,300
Hewitt Associates, Cl. A	216,000 [a]	6,804,000
Intel	641,000	18,300,550
International Business Machines	92,500	8,194,575
Microsoft	639,500	16,850,825
National Semiconductor	392,500 [a]	8,505,474
PeopleSoft	145,000 [a]	2,592,600
QUALCOMM	105,000	7,042,350
Symantec	238,500 [a]	10,923,300
		149,350,434
Total Common Stocks
(cost $437,674,901)		525,149,987

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

			Principal
Short-Term Investments—1.9%			Amount ($)		Value ($)

Certificates of Deposit—.0%
Self Help Credit Union,
1.10%, 6/15/2004			100,000		100,000
U.S. Treasury Bills—1.9%
.83%, 6/3/2004			440,000		439,973
.81%, 6/10/2004			2,723,000		2,722,374
.85%, 6/17/2004			1,049,000		1,048,570
.88%, 6/24/2004			4,029,000		4,026,623
.80%, 7/8/2004			1,882,000		1,880,250
					10,117,790
Total Short-Term Investments
(cost $	10,218,218)				10,217,790

Investment of Cash Collateral
for Securities Loaned—1.6%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Money Market Fund
(cost $	8,732,000)		8,732,000	[c]	8,732,000

Total Investments (cost $		456,625,119)	101.6%		544,099,777
Liabilities, Less Cash and Receivables			(1.6%)		(8,723,475)
Net Assets			100.0%		535,376,302

a Non-income producing.
b	All of this security is on loan.At May 31, 2004, the total market value of the fund’s security on loan is $8,496,680 and the total market value of the collateral held is $8,732,000.
c	Investment in affiliated money market mutual fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $8,496,680)—Note 1(b):
Unaffiliated issuers	447,893,119	535,367,777
Affiliated issuers	8,732,000	8,732,000
Receivable for investment securities sold		2,974,901
Dividends and interest receivable		397,098
Receivable for shares of Common Stock subscribed		137,818
Prepaid expenses		36,201
		547,645,795

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		424,687
Cash overdraft due to Custodian		19,725
Liability for securities on loan—Note 1(b)		8,732,000
Payable for investment securities purchased		2,379,199
Payable for shares of Common Stock redeemed		292,272
Accrued expenses and other liabilities		421,610
		12,269,493

Net Assets ( $)		535,376,302

Composition of Net Assets ($):
Paid-in capital		664,064,041
Accumulated net realized gain (loss) on investments		(216,162,397)
Accumulated net unrealized appreciation
(depreciation) on investments		87,474,658

Net Assets ( $)		535,376,302
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T	Class Z

Net Assets ($)	16,079,206	18,072,152	3,809,726	21,373,793	764,343	475,277,082
Shares Outstanding	2,027,068	2,364,720	498,053	2,651,052	98,763	59,271,293

Net Asset Value
Per Share ($)	7.93	7.64	7.65	8.06	7.74	8.02

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended May 31, 2004

Investment Income ( $):
Income:
Cash dividends (net of $38,388 foreign taxes withheld at source)	4,630,383
Interest	106,008
Income on securities lending	4,240
Total Income	4,740,631
Expenses:
Investment advisory fee—Note 3(a)	4,528,877
Shareholder servicing costs—Note 3(c)	1,892,331
Distribution fees—Note 3(b)	166,462
Professional fees	82,007
Registration fees	80,604
Prospectus and shareholders’ reports	57,687
Custodian fees—Note 3(c)	48,571
Directors’ fees and expenses—Note 3(d)	22,644
Loan commitment fees—Note 2	5,372
Interest expense—Note 2	1,077
Miscellaneous	6,608
Total Expenses	6,892,240
Investment (Loss)—Net	(2,151,609)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,989,984
Net unrealized appreciation (depreciation) on investments	40,978,043
Net Realized and Unrealized Gain (Loss) on Investments	95,968,027
Net Increase in Net Assets Resulting from Operations	93,816,418

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,

	2004	2003

Operations ($):
Investment (loss)—net	(2,151,609)	(284,486)
Net realized gain (loss) on investments	54,989,984	(97,547,448)
Net unrealized appreciation
(depreciation) on investments	40,978,043	(25,677,078)
Net Increase (Decrease) in Net Assets
Resulting from Operations	93,816,418	(123,509,012)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	4,787,615	4,266,131
Class B shares	1,380,806	1,440,692
Class C shares	720,782	315,581
Class R shares	2,028,159	2,908,106
Class T shares	402,818	388,561
Class Z shares	55,291,931	93,114,149
Cost of shares redeemed:
Class A shares	(5,096,889)	(6,054,513)
Class B shares	(2,687,215)	(4,383,071)
Class C shares	(1,130,091)	(1,120,954)
Class R shares	(10,321,477)	(4,119,273)
Class T shares	(294,935)	(584,146)
Class Z shares	(195,442,919)	(167,888,732)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(150,361,415)	(81,717,469)
Total Increase (Decrease) in Net Assets	(56,544,997)	(205,226,481)

Net Assets ($):
Beginning of Period	591,921,299	797,147,780
End of Period	535,376,302	591,921,299

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	630,747	659,370
Shares redeemed	(665,946)	(917,692)
Net Increase (Decrease) in Shares Outstanding	(35,199)	(258,322)

Class Ba
Shares sold	188,081	224,743
Shares redeemed	(362,129)	(691,047)
Net Increase (Decrease) in Shares Outstanding	(174,048)	(466,304)

Class C
Shares sold	96,600	49,771
Shares redeemed	(154,703)	(178,620)
Net Increase (Decrease) in Shares Outstanding	(58,103)	(128,849)

Class R
Shares sold	268,781	443,088
Shares redeemed	(1,302,187)	(630,834)
Net Increase (Decrease) in Shares Outstanding	(1,033,406)	(187,746)

Class T
Shares sold	54,796	60,772
Shares redeemed	(39,235)	(90,160)
Net Increase (Decrease) in Shares Outstanding	15,561	(29,388)

Class Z
Shares sold	7,416,478	14,155,737
Shares redeemed	(25,065,008)	(25,762,183)
Net Increase (Decrease) in Shares Outstanding	(17,648,530)	(11,606,446)

a During the period ended May 31, 2004, 15,141 Class B shares representing $110,460 were automatically converted to 14,680 Class A shares and during the period ended May 31, 2003, 9,727 Class B shares representing $60,678 were automatically converted to 9,475 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

Class A Shares	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.84	8.05	10.40	13.95	13.34
Investment Operations:
Investment income (loss)—net[b]	(.04)	(.02)	(.02)	(.06)	.20
Net realized and unrealized
gain (loss) on investments	1.13	(1.19)	(2.26)	(2.57)	1.76
Total from Investment Operations	1.09	(1.21)	(2.28)	(2.63)	1.96
Distributions:
Dividends from investment income—net	—	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	(.07)	(.84)	(1.35)
Total Distributions	—	—	(.07)	(.92)	(1.35)
Net asset value, end of period	7.93	6.84	8.05	10.40	13.95

Total Return (%) [c]	15.94	(15.03)	(21.95)	(19.84)	14.90[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.32	1.36	1.12	1.18	1.02[d]
Ratio of net investment income
(loss) to average net assets	(.54)	(.23)	(.22)	(.51)	1.43[d]
Portfolio Turnover Rate	53.06	74.83	103.52	82.54	60.20

Net Assets, end of period ($ x 1,000)	16,079	14,116	18,675	22,004	10,999

a From August 31, 1999 (commencement of initial offering) to May 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.65	7.88	10.26	13.88	13.34
Investment Operations:
Investment income (loss)—net[b]	(.10)	(.07)	(.09)	(.16)	.15
Net realized and unrealized gain
(loss) on investments	1.09	(1.16)	(2.22)	(2.56)	1.74
Total from Investment Operations	.99	(1.23)	(2.31)	(2.72)	1.89
Distributions:
Dividends from investment income—net	—	—	—	(.06)	—
Dividends from net realized
gain on investments	—	—	(.07)	(.84)	(1.35)
Total Distributions	—	—	(.07)	(.90)	(1.35)
Net asset value, end of period	7.64	6.65	7.88	10.26	13.88

Total Return (%) [c]	14.89	(15.61)	(22.55)	(20.58)	14.34[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.10	2.15	1.93	1.95	1.55[d]
Ratio of net investment income
(loss) to average net assets	(1.32)	(1.03)	(1.05)	(1.30)	1.07[d]
Portfolio Turnover Rate	53.06	74.83	103.52	82.54	60.20

Net Assets, end of period ($ x 1,000)	18,072	16,873	23,671	31,152	20,812

a From August 31, 1999 (commencement of initial offering) to May 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

		Year Ended May 31,

Class C Shares	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.65	7.88	10.28	13.88	13.34
Investment Operations:
Investment income (loss)—net[b]	(.09)	(.06)	(.10)	(.16)	.11
Net realized and unrealized gain
(loss) on investments	1.09	(1.17)	(2.23)	(2.54)	1.78
Total from Investment Operations	1.00	(1.23)	(2.33)	(2.70)	1.89
Distributions:
Dividends from investment income—net	—	—	—	(.06)	—
Dividends from net realized
gain on investments	—	—	(.07)	(.84)	(1.35)
Total Distributions	—	—	(.07)	(.90)	(1.35)
Net asset value, end of period	7.65	6.65	7.88	10.28	13.88

Total Return (%) [c]	15.04	(15.61)	(22.70)	(20.48)	14.34[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.08	2.13	1.98	1.92	1.54[d]
Ratio of net investment income
(loss) to average net assets	(1.30)	(1.02)	(1.09)	(1.28)	.77[d]
Portfolio Turnover Rate	53.06	74.83	103.52	82.54	60.20

Net Assets, end of period ($ x 1,000)	3,810	3,698	5,399	7,037	5,234

a From August 31, 1999 (commencement of initial offering) to May 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class R Shares	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.94	8.12	10.46	14.00	13.34
Investment Operations:
Investment income (loss)—net[b]	(.02)	.02	.01	(.03)	.26
Net realized and unrealized
gain (loss) on investments	1.14	(1.20)	(2.28)	(2.58)	1.75
Total from Investment Operations	1.12	(1.18)	(2.27)	(2.61)	2.01
Distributions:
Dividends from investment income—net	—	—	—	(.09)	—
Dividends from net realized
gain on investments	—	—	(.07)	(.84)	(1.35)
Total Distributions	—	—	(.07)	(.93)	(1.35)
Net asset value, end of period	8.06	6.94	8.12	10.46	14.00

Total Return (%)	16.14	(14.53)	(21.73)	(19.64)	15.30[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.08	.86	.81	.84	.75[c]
Ratio of net investment income
(loss) to average net assets	(.30)	.25	.08	(.20)	1.69[c]
Portfolio Turnover Rate	53.06	74.83	103.52	82.54	60.20

Net Assets, end of period ($ x 1,000)	21,374	25,573	31,441	39,854	45,641

a From August 31, 1999 (commencement of initial offering) to May 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

		Year Ended May 31,

Class T Shares	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.69	7.90	10.29	13.85	13.34
Investment Operations:
Investment income (loss)—net[b]	(.06)	(.03)	(.08)	(.10)	.20
Net realized and unrealized
gain (loss) on investments	1.11	(1.18)	(2.24)	(2.54)	1.66
Total from Investment Operations	1.05	(1.21)	(2.32)	(2.64)	1.86
Distributions:
Dividends from investment income—net	—	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	(.07)	(.84)	(1.35)
Total Distributions	—	—	(.07)	(.92)	(1.35)
Net asset value, end of period	7.74	6.69	7.90	10.29	13.85

Total Return (%) [c]	15.70	(15.32)	(22.58)	(20.08)	14.14[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.59	1.60	1.78	1.48	1.21[d]
Ratio of net investment income
(loss) to average net assets	(.81)	(.48)	(.89)	(.82)	1.40[d]
Portfolio Turnover Rate	53.06	74.83	103.52	82.54	60.20

Net Assets, end of period ($ x 1,000)	764	557	890	998	456

a From August 31, 1999 (commencement of initial offering) to May 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,

Class Z Shares	2004	2003		2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.90	8.10		10.46	14.00	12.72
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.00)	[c]	(.01)	(.04)	.08
Net realized and unrealized
gain (loss) on investments	1.14	(1.20)		(2.28)	(2.58)	2.55
Total from Investment Operations	1.12	(1.20)		(2.29)	(2.62)	2.63
Distributions:
Dividends from investment
income—net	—	—		—	(.08)	—
Dividends from net realized
gain on investments	—	—		(.07)	(.84)	(1.35)
Total Distributions	—	—		(.07)	(.92)	(1.35)
Net asset value, end of period	8.02	6.90		8.10	10.46	14.00

Total Return (%)	16.23	(14.82)		(21.92)	(19.69)	20.91

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.10	1.14		1.02	.95	.96
Ratio of net investment income
(loss) to average net assets	(.31)	(.02)		(.14)	(.32)	.60
Portfolio Turnover Rate	53.06	74.83		103.52	82.54	60.20

Net Assets, end of period
($ X 1,000)	475,277	531,104		717,072	1,034,078	1,310,890

a The fund changed to a six class fund on August 31, 1999.The existing shares were redesignated Class Z shares.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth, with current income as a secondary goal. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $216,158,819 and unrealized appreciation $87,471,080.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2004. If not applied, $120,608,654 of the carryover expires in fiscal 2010 and $95,550,165 expires in fiscal 2011.

During the period ended May 31, 2004, as a result of permanent book to tax differences primarily due to net operating losses, the fund increased accumulated undistributed investment income-net by $2,151,609 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2004 was approximately $75,100, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the Investment Advisory Agreement (“Agreement”) with the Manager, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z,exclusive of taxes,brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $332,200, Rule 12b-1 distribution plan fees $13,689, shareholder services plan fees $7,931, custodian fees $7,427 and transfer agency per account fees $63,440.

During the period ended May 31, 2004, the Distributor retained $7,997 and $90 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $51,087 and $1,077 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2004, Class B, Class C and Class T shares were charged $135,923, $28,781 and $1,758, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2004, Class A, Class B, Class C and Class T shares were charged $38,821, $45,308, $9,594, and $1,758, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, Class Z shares were charged $378,444 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $321,421 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2004, the fund was charged $48,571 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $309,813,769 and $455,693,676, respectively.

At May 31,2004,the cost of investments for federal income tax purposes was $456,628,697; accordingly, accumulated net unrealized appreciation on investments was $87,471,080, consisting of $94,864,782 gross unrealized appreciation and $7,393,702 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Premier Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of May 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 8, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70)
Board Member (1981)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————

Lucy Wilson Benson (76)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (68)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (78)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
April 2000.
Chairman of the Board, Chief Executive Officer
and Chief Operating Officer of the Manager,
and an officer of 97 investment companies
(comprised of 190 portfolios) managed by the
Manager. Mr. Canter also is a Board member
and, where applicable, an Executive Committee
Member of the other investment management
subsidiaries of Mellon Financial Corporation,
each of which is an affiliate of the Manager. He
is 58 years old and has been an employee of the
Manager since May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
April 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
April 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
ROBERT R. MULLERY, Assistant Secretary
since January 2003.
Associate General Counsel of the Manager,
and an officer of 26 investment companies
(comprised of 58 portfolios) managed by the
Manager. He is 52 years old and has been an
employee of the Manager since May 1986.
JEFF PRUSNOFSKY, Assistant Secretary
since April 2000.
Associate General Counsel of the Manager,
and an officer of 26 investment companies
(comprised of 87 portfolios) managed by the
Manager. He is 39 years old and has been an
employee of the Manager since October 1990.
MICHAEL A. ROSENBERG, Assistant
Secretary since April 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.
RICHARD CASSARO, Assistant Treasurer
since September 2003.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 26 investment
companies (comprised of 101 portfolios)
managed by the Manager. He is 44 years old
and has been an employee of the Manager
since September 1982.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 27 investment
companies (comprised of 106 portfolios)
managed by the Manager. He is 37 years old
and has been an employee of the Manager
since November 1990.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

The Dreyfus Premier
Third Century Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,300 in 2003 and $23,415 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,725 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,880 in 2003 and $4,527 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v10

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $1,140 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $275,773 in 2003 and $611,435in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information

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relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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